AGREEMENT FOR PURCHASE AND SALE OF SECURITIES
                  ---------------------------------------------

     This Agreement for Purchase and Sale of Securities is entered into this 30th day of January, 2001 by and between Tri Star Financial Group, Inc. ("Seller") and Alexander W. Cox ("Purchaser").

     Pursuant to this Agreement, Purchaser hereby purchases from Seller 1,750,000 shares of the $0.001 par value common stock (the "Securities") of Hadro Resources, Inc., a Nevada corporation (the "Company"), and Seller hereby sells the Securities to Purchaser in consideration for the aggregate amount of $1,750.00.

     In order to induce the Purchaser to accept this offer by the Seller to sell the Securities, the Seller hereby warrants, represents and covenants to the Purchaser that:

     1. The Seller is a sophisticated investor with such knowledge and experience in financial matters that it is capable of evaluating the relative risks and merits of a transfer of the Securities now held by it.

     2. The Seller has thoroughly read this Agreement and has had the opportunity to review this Agreement with a competent legal and/or financial professional advisor of its choice.

     3. The Seller has had an opportunity to ask questions of and receive answers from the officers, directors and employees of the Company or a person or persons acting on its or their behalf, concerning the financial position of the Company.

     4. The Seller has been provided access to any information, documents, records and books relating to the Company which it desired, and has had all documents, records and books pertaining to the Company which it has requested, made available or delivered to it.

     5. The Seller understands that by transferring the Securities to the Purchaser, it may be foregoing the possibility of substantial appreciation with regard to the Securities. It has determined, after making the inquiries referred to in Paragraphs 2, 3 and 4 hereof, as well as other inquiries, that the value of the purchase price of $1,750.00 outlined above is equal to the value of its Securities which are being sold to the Purchaser as a result of arms-length negotiations.

     6. The Seller acquired the Securities by purchase only for investment purposes and not with a view to resell to any party.

     7. Certain circumstances have recently arisen which now require the Seller to transfer the Securities to the Purchaser.

     8. To the best of its knowledge and belief, the Seller is neither an issuer, underwriter nor dealer with regard to the Company or its securities.

     9. The Seller is transferring the Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended, and applicable exemptions from such state securities acts as may apply.

     10. The Seller represents that it is the exclusive owner of the Securities with absolute right, title and interest to such Securities. The Seller further represents that it is transferring the Securities free of any liens, pledges, judgments or other encumbrances.

     11. The Seller will execute and deliver to the Company any document, or to do any other act or thing, which the Company may reasonably request in connection with the disposition of the Securities.

     12. The Seller understands the significance to the Purchaser and to the Company and its officers and directors of the above representations and they are made with the intention that such parties may rely upon them.

     13. The Seller acknowledges that it understands the meaning and legal consequences of the representations and warranties contained above and it hereby agrees to indemnify and hold harmless the Purchaser and the Company and its respective affiliates, officers, directors, employees and principal shareholders from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty contained in this Agreement.

     In order to induce the Seller to sell the Securities to the Purchaser, the Purchaser hereby warrants, represents and covenants to the Seller that:

     1. The Purchaser is a sophisticated investor with such knowledge and experience in financial matters that he is capable of evaluating the relative risks and merits of acquiring the Securities.

     2. The Purchaser has thoroughly read this Agreement and had the opportunity to review this Agreement with a competent legal and/or financial professional advisor of her choice.

     3. The Purchaser has had an opportunity to ask questions of and receive answers from the officers, directors and employees of the Company or a person or persons acting on its or their behalf, concerning the financial position of the Company.

     4. The Purchaser has been provided access to any information, documents, records and books relating to the Company which he desired, and has had all documents, records and books pertaining to the Company which he has requested, made available or delivered to him.

     5. The Purchaser is aware that the Securities have not been registered under the Securities Act of 1933 nor the securities act of any state and may not be sold, transferred for value, pledged, hypothecated, or otherwise encumbered in the absence of an effective registration of them under the Securities Act of 1933 and/or the securities laws of any applicable state or in the absence of an opinion of counsel acceptable to the Company and/or its stock transfer agent that such registration is not required under such act or acts. The Purchaser is further aware that the Certificates evidencing the Securities purchased hereunder may include the above-described restrictions. The Purchaser acknowledges that the Seller is transferring the Securities pursuant to an exemption from registration under the Securities Act of 1933, as amended, and applicable exemptions from such state securities acts.

     6. The Purchaser further represents and warrants that:

     The Purchaser is acquiring the Securities solely for his own account and not on behalf of any other person;

     The Purchaser is acquiring the Securities for investment and not for distribution or with the intent to divide his participation with others or reselling or otherwise distributing the Securities;

     The Purchaser will not sell the Securities without registration under the Act and any applicable state securities laws or exemption therefrom.

     7. Prior to any proposed sale or transfer for value of any or all of the Securities received by the Purchaser hereunder, the Purchaser shall give written notice to the Company containing such information as the Company or its counsel may request to enable counsel for the Company to determine whether registration is required in connection with such transfer. The Purchaser shall not effect such proposed transfer without prior written consent of the Company. In this regard, the Purchaser understands that the Company shall, from time to time, make stop transfer notations in the Company's records to ensure compliance, in connection with any proposed transfer of the Securities, with the Securities Act of 1933 and applicable state securities laws.

     8. The Purchaser will execute and deliver to the Company any document, or do any other act or thing, which the Company may reasonably request in connection with the acquisition of the Securities.

     9. The Purchaser is able to bear the economic risk of an investment in the Securities for an indefinite period of time, and further, could bear a total loss of the investment and not change his standard of living which existed at the time of such investment.

     10. The Purchaser acknowledges that the form of this Agreement has been prepared by counsel of the Company upon the request of the Company, and such firm does not represent the Purchaser in this transaction.

     11. The Purchaser understands the significance to the Seller and the Company and its officers and directors of the above representations and they are made with the intention that such parties may rely upon them.

     12. The Purchaser acknowledges that he understands the meaning and legal consequences of the representations and warranties contained above and he hereby agrees to indemnify and hold harmless the Seller and the Company and its respective affiliates, officers, directors, employees and principal shareholders from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of his contained in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates indicated below to be effective as of the day and year set forth above. The parties hereto acknowledge that this Agreement may be executed in counterpart.


                                            SELLER:
                                            TRI STAR FINANCIAL GROUP, INC.NC.


Date: March 6, 2001                         By: Signature on file
-------------------                         ---------------------


                                            PURCHASER:


Date: March 6, 2001                         /s/ Alexander Cox
-------------------                         -----------------
                                            Alexander Cox


Acknowledged by:

HADRO RESOURCES, INC.
A Nevada Corporation


By: /s/ Grant Atkins
--------------------
Grant Atkins